UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 26, 2010

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 Kemet Way Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

(864) 963-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed by KEMET Corporation (“KEMET” and the “Company”) to present condensed consolidating financial information in order for the subsidiary guarantors of the Company’s public debt to be exempt from reporting under the Securities Exchange Act of 1934.  The updates do not represent a restatement of previously issued financial statements.  Neither this Form 8-K nor the exhibits hereto reflect any events occurring after May 25, 2010 or modify or update the disclosures in the Company’s 2010 Annual Report (Form 10-K) that may be affected by subsequent events, except for the disclosures contained in Note 19, “Condensed Consolidating Financial Statements” to the consolidated financial statements.

This requirement arose when the Company completed a private placement of $230.0 million in aggregate principal amount of the Company’s 10.5% Senior Notes due 2018 (the “10.5% Senior Notes”) and entered into a Registration Rights Agreement (the “Registration Rights Agreement”) on May 5, 2010. The terms of the Registration Rights Agreement require the Company and the Company’s domestic restricted subsidiaries (the “Guarantors”) to (i) use their commercially reasonable efforts to file with the Securities and Exchange Commission within 210 days after the date of the initial issuance of the 10.5% Senior Notes, a registration statement with respect to an offer to exchange the 10.5% Senior Notes for a new issue of debt securities registered under the Securities Act, with terms substantially identical to those of the 10.5% Senior Notes (except for provisions relating to the transfer restrictions and payment of additional interest); (ii) use the Company’s commercially reasonable efforts to consummate such exchange offer within 270 days after the date of the initial issuance of the 10.5% Senior Notes; and (iii) in certain circumstances, file a shelf registration statement for the resale of the 10.5% Senior Notes. If the Company and the Guarantors fail to satisfy the Company’s registration obligations under the Registration Rights Agreement, then the Company will be required to pay additional interest to the holders of the 10.5% Senior Notes, up to a maximum additional interest rate of 1.0% per annum.

The condensed consolidating financial information can be found in Note 19, “Condensed Consolidating Financial Statements” to the consolidated financial statements.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP

23.2	Consent of KPMG LLP

23.3	Consent of Deloitte & Touche S.p.A.

99.1	Consolidated Financial Statements and Notes to the Consolidated Financial Statements for the years ended March 31, 2010, 2009 and 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2010

KEMET CORPORATION

	By:	/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and Chief Financial Officer